EXHIBIT 10.2

“*************” DENOTE MATERIAL THAT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LICENSE AGREEMENT

D09001

This license agreement (this "Agreement"), which is effective upon signature by all parties hereto, is by and between Marvel Characters B.V., with an office at 1600 Rosecrans Avenue, Manhattan Beach, CA 90266 (“Marvel”) and, solely with respect to characters based on movies and television shows featuring Spider-Man and produced by Sony Pictures Entertainment Inc. (“Spider-Man Movie Characters”), Spider-Man Merchandising L.P. with an office at 417 Fifth Avenue, Mezzanine, New York, NY 10016 (the “LP” and, together with Marvel, “Licensor”), on the one hand, and the party identified below ("Licensee") on the other.

Reference is made to License Agreement D05184 (as amended to date, “License Agreement D05184”), the Service Agreement executed on or about January 1, 2006 between Licensee and Marvel Entertainment, Inc. (as amended to date, the “2006 Service Agreement”), the Fourth Amendment to License Agreement of even date herewith (the “Fourth Amendment to License Agreement D05184”), the Third Amendment by Licensee and Marvel Entertainment, Inc. to the 2006 Service Agreement of even date herewith (the “Third Amendment to 2006 Service Agreement”), and the Service Agreement between Licensee and Marvel of even date herewith (the “New Service Agreement”).

1.

BASIC INFORMATION AND TERMS

(a) Licensee: Hasbro, Inc. 1027 Newport Avenue Pawtucket, Rhode Island 02862	Attention: Brian Goldner Tel: 401-727-5202 Fax: Email: bgoldner@hasbro.com With a copy to: Barry Nagler, Esq. Tel: 401-727-5008 Fax: 401-727-5121 Email: bnagler@hasbro.com	Numbered Section
(b) Characters:

All Marvel Classic Characters. “Classic” Characters refers to the embodiment of the Marvel characters as originally conceived in the comic books and widely known to the popular imagination through successive classic (i.e., faithful in appearance and characterization to the original comic books) interpretations in comic books, films, TV animation, video games and other media. The Classic designation includes all of Marvel’s current classic (non-media) style guides (and future versions thereof) including, for example, Classic Spider-Man, Classic X-Men and Classic Hulk as well as Marvel Retro, Marvel Heroes and Marvel Extreme style guides, but specifically as well as all Marvel/LP Entertainment Properties (i.e., media style guides based on films, live-action TV and/or animation).

All Marvel Movie Characters, to the extent the applicable merchandising rights are owned and/or controlled by Marvel and/or the LP, subject to any applicable third-party restrictions (for example, restrictions on likeness rights due to cast talent agreements vis-à-vis specific Marvel live-action movies).  All rights to use Marvel Movie Characters as they appear in motion pictures, television productions or productions in other media are subject to agreements between Marvel or the LP and third parties (including, but not limited to, talent and studios) relating to such productions; however, Marvel and the LP shall use commercially reasonable efforts to obtain from such third parties all rights necessary for Licensee to fully exploit the rights granted hereunder at no further expense to Licensee.  If Licensee wishes to use any Marvel Movie Characters other than those characters in Marvel’s style guide and other than in the form contained in the style guide, then Licensee shall do so only with Marvel’s prior written approval, and Licensee shall be responsible for any required third-party clearances.

All Marvel Animated and Live-Action Television Characters, to the extent the applicable merchandising rights are owned and/or controlled by Marvel and/or the LP, and subject to any applicable third-party restrictions (as above). All rights to use Marvel Animated and Live Action Television Characters as they appear in animation or television productions are subject to agreements between Marvel or the LP and third parties (including, but not limited to, talent and studios) relating to such productions; however, Marvel and the LP shall use commercially reasonable efforts to obtain from such third parties all rights necessary for Licensee to fully exploit the rights granted hereunder at no further expense to Licensee.  If Licensee wishes to use any Marvel Animated and Live Action Television Characters other than those characters in Marvel’s style guide and other than in the form contained in the style guide, then Licensee shall do so only with Marvel’s prior written approval, and Licensee shall be responsible for any required third-party clearances.

Note #1:  Marvel Movie Characters and Marvel Animated and Live Action Television Characters are collectively “Marvel/LP Entertainment Properties”.

Note #2: Properties which are not incorporated into and are primarily kept separate and apart from the Marvel Universe are excluded from this Agreement.  The “Marvel Universe” shall mean:

(i)

all characters whose visual image and description are contained in the Official Handbook of the Marvel Universe as it may be expanded from time to time, in any successor reference work, or in any other reference material identified by Marvel;

(ii)

all characters whose visual image and description are intended by Marvel to be included in future editions of the handbook or successor work described in clause (i) of this sentence;

(iii)

all characters whose first appearance was in a media production based primarily on any of the characters described in clause (i) of this sentence; and

(iv)

characters developed by Marvel which, in one or more of their manifestations, interact with the Marvel Universe (other than in a wholly insignificant manner, such as an isolated cameo appearance), whether or not such characters are included in the Official Handbook .

2
(c) Licensed Categories:

1.

Action Figures:  All toy “action figures” in all sizes in all plastic (e.g. pvc/abs) or other similar synthetic materials or combination of materials (but excluding plush and porcelain), with or without batteries or other electronics, including figures capable of being assembled, as this category is generally understood within the boy’s action segment of the toy industry on the date hereof together with all related accessories (weapons, vehicles, playsets, etc.) conceived, designed, marketed and sold for interaction with such action figures (for example, Spider-Man action figures with Spider-Man motor-cycle designed and built to scale).

Note #1:  For the avoidance of doubt, collectible statues, busts, dioramas, sculpts, plastic models and model kits, Kubricks, Mini-Mates and Bobbleheads, and Tomy Capsule Collectibles are not included in the Licensed Categories.

Note #2:  For the avoidance of doubt, the following items are not “Action Figures” for the purposes hereof, and Licensee accepts and understands that Licensor has on-going licenses in each of these business segments, which shall continue throughout the Term:

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2.

Flying Action Figures: defined as any figure (articulated or non-articulated) that can be, by hand or by air pump, projected, launched, fired, or propelled through the air or whose primary play pattern is to take place in mid-air.  The Flying Action Figures shall not be motorized nor electronically powered nor shall they be tethered, remote, radio and/or infra-red controlled.  Notwithstanding the foregoing, Licensee may use limited radio control or infra red technology to allow for the in-air separation of the Action Figure and its attachments (planes).

3.

Articulated Figural Backpack Clips/Backpack Danglers:  Notwithstanding the foregoing, non-articulated figural backpack clips permanently attached to a backpack (not sold separately) and sold to the “back to school” buyer are specifically excluded from this Licensed Category.

4.

Licensee’s Proprietary “Attacktix” Branded Figure Tactics Game: defined as the existing Hasbro figure-based strategy and tactics tabletop game of this name, as well as substantially similar variations and extensions thereof.

5.

Non-Costume/Non-Dress Up Action and Role-Play Weapons and Accessories: pretend-play wearable accessories, which embody and/or emulate key powers and/or re-produce key accessories of Marvel Super Heroes.  This Licensed Category does not include prop replicas.

Note #3: By way of example, this Licensed Category would include Spider-Man Web Blasters, other blasters and weapons, and role play laser tag, Hulk Hands, helmets, masks, and Wolverine Claws. Other examples could include, for instance, a Thor hammer or Captain America shield (re-produce key accessories).

Note #4: All Non-Costume/Non-Dress Up Action and Role-Play Articles must be composed of not less than fifty percent (50%) plastic.

Note #5: For the avoidance of doubt, this Licensed Category does not cover all weapons (e.g. non-role plays laser tag), non-action Role Play, Video Game Accessories, Peripherals, and Controllers; provided that Licensor shall consider in good faith Licensee’s request to produce role play products which have a secondary feature which would allow a video game accessory or controller to be incorporated into such product.

6.

Feature Plush (Figural or Non-Figural):  in all styles/types, sizes and materials. Feature Plush is defined as Plush with animatronics, electronic or mechanical interactive features or attributes (i.e. lights, sounds and/or movement).  Notwithstanding the foregoing, basic plush with simple features that do not incorporate any form of electronics, battery power or motion of any kind are specifically excluded from this Licensed Category #6 and are included in Licensed Category #7 below.

7.

Basic Plush (Figural or Non-Figural) (NON-EXCLUSIVE):  in all styles/types, sizes, materials, and may include simple features that do not incorporate any form of electronics, battery power or motion of any kind.

8.

Figural Wall-Crawling Radio or Infrared Control:  in all styles/types, sizes and materials.

9.

Co-Branded Transformers Brand Action Figures: defined as a co-branded program limited to Licensed Article #1 (Action Figures) combining the Characters and the images, copyrights, and marks of Hasbro’s Transformers brand.

10.

***********************************and accessories. Licensee shall not utilize the Marvel brand to ****************************************************

11.

Licensee’s Proprietary Foam Based “Nerf” Branded Sporting Goods and Blasters that shoot foam darts and balls:  all styles/types. The category of foam based sporting goods shall be non-exclusive and the category of blasters that shoot foam darts and balls shall be exclusive.

12.

Water Guns, Water Blasters and Water Cannons.

13.

Board Games: children’s, family and all-age board games in Licensee’s proprietary brands (for example, "Monopoly", "Life", "Risk", "Candy Land", "Operation", "Trivial Pursuit", "Clue", "Scrabble", “Heroscape”), in themed editions, as well as  non-proprietary-branded children’s, family and all-age board games. Notwithstanding the exclusive nature of this Licensed Category, Licensee agrees to consider in good faith on a case-by-case basis Licensor’s requests to license out non-competitive age and/or gender specific executions.

14.

Electronic Hand Held Electronic Games:  self-contained dedicated electronic handheld devices with their corresponding software hard-coded into such device (which shall be similar to Tiger Electronic dedicated electronic handheld devices).  Such device shall not accept cartridges or any additional software and/or shall not connect to a computer, television, pc or any other interactive device nor include any educational, teaching, or learning elements. Notwithstanding the exclusive nature of this Licensed Category, Licensee agrees to consider in good faith on a case-by-case basis Licensor’s requests to license out non-competitive age and/or gender specific executions.

15.

Puzzles: two-dimensional (2D) cardboard and foam puzzles in all shapes, piece counts and sizes and cardboard and foam three-dimensional (3D) puzzles (i.e. Wrebbit, Puzz3D).   Notwithstanding the exclusive nature of this Licensed Category, Licensee agrees to consider in good faith on a case-by-case basis Licensor’s requests to license out to third parties non-competitive age and/or gender specific executions.

16.

Licensee’s Proprietary “Puzzle Shots”:  defined as the application of a digital photograph on to a digital puzzle and/or poster.  The picture puzzle and/or poster shall be distributed through on-site portrait studio (kiosk) where a consumer’s digital photograph is taken and super-imposed on a Character background to create a personalized foam fit puzzle. Licensor agrees to consider in good faith Licensee’s request to exploit Puzzle Shots through on-line executions.

17.

Licensee’s Proprietary “Playskool” Branded Pre-School Toys: This category shall include Licensee’s range of products of the general type developed by Licensee under License Agreement D06053.  Actual styles/types of products shall be developed in consultation with Licensor with Licensor retaining final approval over the styles and types of products to be developed, such approval not to be unreasonably withheld. The category of pre-school toys shall be non-exclusive.

18.

All Compounds: including, but not limited to Play-Doh.

19.

Electronic IPOD/MP3 Speakers: limited to a dog or figure which interacts with an Ipod or MP3 player and displays motion, sound and light in reaction and relation to music in the manner consistent with Licensee’s I-DOG line of products. Additional styles/types (e.g. fish, and cats) to be approved on a case-by-case basis in Licensor’s sole written discretion, which approval shall not be unreasonably withheld.

20.

Musical Toothbrushes:  defined as a toothbrush that plays music.

21.

Wall Decals:  permanent and removable wall decals.  Specifically to exclude wall paper and wall paper borders.  Notwithstanding the exclusive nature of this Licensed Category, Licensor shall have the right to sell Wall Decals limited to the home décor buyer of retail customers and further the Wall Decals sold by Licensor may not be sold in the toy or poster section of any retailer, and Licensee agrees to consider in good faith on a case-by-case basis Licensor’s requests to license out non-competitive executions.

22.

Licensee’s Proprietary “Lite Brite” Branded Activity Products: limited to the following styles types:

a.

“Lite Brite” Activity Set:  defined as an activity set whereby the consumer uses child friendly pegs which are pushed through perforated paper/panel and paper to create designs.

b.

Spinning Paint Activity Sets:  defined as a spinning mechanism with paint and sheets of paper or other material to create designs on the sheets of paper.  The Spinning Paint Activity Sets may also include lights and sounds.

23.

Licensee’s Proprietary “Titanium” Branded Die-Cast Figures and Vehicles):  the existing Hasbro die-cast toy line of this name, as well as substantially similar variations and extensions thereof which maintain the existing distinctive chrome/metallic finish (painted or non-painted). The category of die-cast shall be non-exclusive.

Note #6:  QSR premiums - Licensee acknowledges and understands that Licensor generally does not control promotional rights to Marvel/LP Entertainment Properties and therefore to third-party promotional/tie-in activities and the associated premiums which may accompany or be a part of such promotional activities. With respect to quick-service-restaurant (“QSR”) promotions, Licensor shall use commercially reasonable and good-faith efforts to consult with Licensee on the premiums considered for use in Marvel/LP Entertainment Properties QSR promotions and attempt to influence the choice of such premiums to non-action-figure-type executions.

3(a)

(d) Territory/ Channels of Distribution:

    (i) Territory: Worldwide, excluding Japan

Note #1:  Notwithstanding the foregoing, Licensed Article #9 (Co-Branded Transformers Brand Action Figures) may be sold in Japan and Licensee may distribute any Licensed Article in Japan through an authorized licensee or distributor approved by or designated by Licensor.

    (ii) Channels of Distribution:  All Channels of Distribution.

1.   Internet: may only be sold or shipped within the territory specified in Section 1(d) (i)

2.   Home Shopping: Subject to Section 13(a)

3.   Direct Sales method, including Internet direct sales: may only be sold or shipped within the Territory specified in Section 1(d)(i)

Note #2:  Licensed Articles in Licensed Category #6 (Feature Plush) and #7 (Basic Plush) are excluded from the following Channels of Distribution:

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Amusement.

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Redemption.

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Crane.

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Charity/Fundraising, unless approved by Licensor, which approval shall not be unreasonably withheld.

Note #3:  Notwithstanding anything to the contrary, and despite the restrictions in Section 1(f) and 3(a), Licensor may itself utilize or grant to any other party the right to sell, distribute or otherwise exploit the Property in connection with Licensed Category #6 (Feature Plush) in the following Channels of Distribution:

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Gift (e.g., Spencer Gift, Hallmark Gold Crown Stores and Hot Topic etc.)

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Specialty (e.g., FAO Schwartz and Build a Bear, etc.);

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Upstairs Department Stores (e.g., Macys, Nordstrom’s and Bloomingdales, etc.).

3(b)
(e) Term: Commencement Date:

a)

If the fourth Spider-Man film is released by December 31, 2011, then the Commencement Date for this Agreement shall be January 1, 2012 for all Characters other than the fourth Spider-Man film (if released in 2011) and any other Qualifying Theatrical Releases or Domestic Qualifying Broadcasts which are released during 2011 (each, a “2011 Release” and collectively, the “2011 Releases”). Each 2011 Release shall remain apart and separate from this Agreement until the day which is twelve (12) months after the United States release date of such 2011 Release (for each 2011 Release, the “2011 Release Term”).  For the avoidance of doubt, until expiration of the 2011 Release Term (on a film by film or animated television show by animated television show basis), all terms of Licensee Agreement D05184 shall apply to each 2011 Release ************************************************************** ************************************************************** *************************************************************, and shall not cross-collateralize or credit any such royalties against the Minimum Royalty Guarantee for this Agreement D09001.  Upon expiration of the 2011 Release Term for each 2011 Release, the terms of this Agreement D09001 ************************* shall apply to all subsequent sales of tie-in Licensed Articles for each 2011 Release.

b)

 If the fourth Spider-Man film is not released by December 31, 2011, then the Commencement Date for this Agreement shall be January 1, 2013 for all Characters other than the fourth Spider-Man film (if released in 2012) and any other Qualifying Theatrical Releases or Domestic Qualifying Broadcasts which are released during 2012 (each, a “2012 Release” and collectively, the “2012 Releases”). Each 2012 Release shall remain apart and separate from this Agreement until the day which is twelve (12) months after the United States release date of such 2012 Release (for each 2012 Release, the “2012 Release Term”).  For the avoidance of doubt, until expiration of the 2012 Release Term (on a film by film or animated television show by animated television show basis), all the terms of Licensee Agreement D05184 shall apply to each 2012 Release ************************************************************** ************************************************************** ************************************************************** ***************************************************************, and shall not cross-collateralize or credit any royalties against the Minimum Royalty Guarantee for this Agreement D09001.  Upon expiration of  the 2012 Release Term for each 2012 Release, the terms of this Agreement D09001 ************************ shall apply to all subsequent sales of tie-in Licensed Articles for each 2012 Release.

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3(c)
Expiration Date:

December 31, 2017 (subject to extension as set forth in Section 3(c) hereof).  Notwithstanding anything to the contrary contained in this Agreement, no manufacture, sale or distribution of articles utilizing the Property in Licensee’s exclusive Licensed Categories by parties other than Licensee prior to the Expiration Date (as it may be extended) shall violate this Agreement as long as such activity is with respect to retail sales occurring after the Expiration Date (as it may be extended) and, more particularly, is conducted according to the following schedule:

(i)

sales (wholesale) to be made no earlier than six (6) months before the Expiration Date (as it may be extended);

(ii)

manufacturing to be performed no earlier than six (6) months before the Expiration Date (as it may be extended); and

(iii)

shipment to begin no earlier than two (2) months before the Expiration Date (as it may be extended);

but where one of the parties informs the other that variations from the dates in clauses (i) through (iii) of this sentence would be reasonable under the circumstances, the parties shall negotiate in good faith on the subject of whether the requested variation should be made.

If the Commencement Date becomes January 1, 2013 as described in Section 1(e)(b), the Expiration Date shall become December 31, 2018, subject to extension as set forth in Section 3(c) hereof.

(f)Exclusive/Non-Exclusive:

Except for the exceptions specifically set forth in the Licensed Category descriptions in Section 1(c) and Section 1(d)(ii) and Section 14, the license granted to Licensee under this Agreement shall be exclusive and so long as Licensee is not in material and uncured default under this Agreement, Licensor shall not, during the Term as it may be extended and in the Territory, grant to any third party, nor shall it or any of its affiliates utilize, the right to sell, distribute or otherwise exploit the Property (to the extent that the Property continues to be licensed hereunder) in any Licensed Categories in the Channels of Distribution.

3(a)
(g)Royalty Rate:

Note #1: For all sales by Licensee directly to consumers, including any sales through Licensee-owned retail stores (web-based or traditional), each of the following Royalty Rates shall be reduced by ********** (e.g., ******* becomes ************) and “Net Sales” shall mean the invoiced consumer retail price.

A.  For sales by Licensee (or its Affiliates, as defined in Section 5(a)(i)) to parties other than *****************************, and credited against advance/guarantee payments made hereunder:

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B.  For sales by Licensee (or its Affiliates) to ***************************************************************** ***********, and credited against advance/guarantee payments made hereunder:

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5(a)
(h) Minimum Royalty Guarantee:

One Hundred Million Dollars (U.S. $100,000,000) plus the amount of any Performance Advances payable in accordance with this Section 1(h). In no event shall the Minimum Royalty Guarantee exceed Two Hundred Forty Million Dollars (U.S. $240,000,000).

5(b)
Advance:	Fifty Million Dollars (U.S. $50,000,000) payable within five (5) business days after full execution of this Amendment.
Balance:

Fifty Million Dollars (U.S. $50,000,000) payable on the date that is the last day of the calendar month in which the final 2011 Release Term or 2012 Release Term (whichever is applicable) expires, but in no event later than December 31, 2013.

Note #1:  All sums payable as Advances and Balances, including all Advances, Performance Advances and Balance of Minimum Royalty Guarantee are recoupable **************************************** against any royalty payments due hereunder, whether accruing before or after the date of payment, and all are cross collateralized against one another.

Note #2: “Qualifying Theatrical Release” shall mean ***************************************************************** ***************************************************************** ***************************************************************** ***************************************************************** ***************************************************************** *************

“Qualifying Marvel Release” shall be defined as a Qualifying Theatrical Release produced by Marvel Studios.

“Initial Run” shall mean ***************************************************************** ******************************.

(A)  Performance Advances: “Performance Advances” shall mean Mega Property Qualifying Theatrical Release Advances and Qualifying Marvel Release Advances.

(i)  Mega Property Qualifying Theatrical Release Advances:  Subject to Clause B below, Licensee shall pay an advance of Thirty Million Dollars (U.S. $30,000,000) within five (5) business days after the United States Release Date of each of up to four (4) Mega Property Qualifying Theatrical Releases which are released during the Term, and Twenty Million Dollars (U.S. $20,000,000) within five (5) business days after the United States Release Date of a fifth Mega Property Qualifying Theatrical Release if no Qualifying Marvel Release Advances have been paid as of the United States Release Date for such fifth Mega Property Qualifying Theatrical Release. For purposes of clarity, in no event will the cumulative total of Mega Property Qualifying Theatrical Release Advances and Qualifying Marvel Release Advances exceed One Hundred Forty Million Dollars (U.S. $140,000,000). “Mega Property Qualifying Theatrical Release” shall be defined as a Qualifying Theatrical Release ***************************************************************** ***************************************************************** ********* that is primarily focused upon one of the following properties:

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As used in this Section 1(h), “primarily focused” shall mean that the film uses the applicable property name in its title and primarily focuses on the property’s character.

(ii)  Qualifying Marvel Release Advances:  Subject to Clause B below, Licensee shall pay an advance of Ten Million Dollars (U.S. $10,000,000) for each Qualifying Marvel Release within five (5) business days after receipt of notice to Licensee from Licensor that such release ***************************************************************** ***************************************************************** ******************, provided that in no event shall the cumulative total amounts paid as Qualifying Marvel Release Advances and Mega Property Qualifying Theatrical Advances exceed One Hundred Forty Million Dollars (U.S. $140,000,000).

(B)     Final Potential Guarantee.  The “Final Potential Guarantee” shall be defined as One Hundred Million United States Dollars (U.S. $100,000,000) plus any earned Performance Advances (e.g., the cumulative total amounts paid as Qualifying Marvel Release Advances and Mega Property Qualifying Theatrical Release Advances) up to One Hundred Forty Million Dollars (U.S. $140,000,000) for a total of up to Two Hundred Forty Million Dollars (U.S. $240,000,000).  Under no circumstances shall the Final Potential Guarantee exceed Two Hundred Forty Million Dollars (U.S. $240,000,000).  Mega Property Qualifying Theatrical Release Advances and Qualifying Marvel Release Advances shall be due and payable, as earned, regardless of the amount of royalties previously paid by Licensee, ***************************************************************** ***************************************************************** ***************************************************************** ***************************************************************** ******************************************************************

(C)   For calculation of the gross box office revenues referenced herein, the parties shall use the box office statistics for the Initial Run only of the applicable film which are published in the entertainment industry trade magazine/e-zine/newspaper Variety or other such reasonable replacement in the event Variety is no longer in publication.

(D)   Except as specifically provided herein, no royalties or fees generated under other agreements may cross-collateralize against this License Agreement D09001.

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(i) Insurance: Combined Single Limit of $3,000,000 per occurrence.		10(e)
(j) Post-Expiration Disposal Period:	90 Days	16(e)

2.

RECITALS

(a)

Marvel and the LP represent and warrant, to the best of their knowledge with respect to trademark and servicemark rights (including, but not limited to, trade dress and goodwill pertaining to such marks), and without limitation with respect to all other of the following items and rights, that they have all rights in and to the names, nicknames, abbreviated names, depictions, likenesses, poses, costumes, emblems, powers, characteristic concepts, themes, settings, pictorial and written graphics and other characteristic elements and contexts of the Characters identified in Section 1(b) hereof and any copyrights, trademarks, service marks and other intellectual, literary, artistic, design, moral, industrial or commercial property rights and goodwill in connection with the Characters, incidents, language, artwork, symbols, designs, depictions, likenesses, formats, poses, concepts, themes and graphic, photographic and other visual representations of, relating to and associated with the Characters identified in Section 1(b) hereof (which names, characters, etc. and/or each of the individual components thereof shall hereinafter be referred to as the "Property"), said Property being known and recognized by the general public and associated in the public mind with Marvel.

(b)

Licensee desires to utilize the Property in the manner hereinafter described.

(c)

Marvel is a wholly owned subsidiary of Marvel Entertainment, Inc. (formerly known as Marvel Enterprises, Inc.), a Delaware corporation.

(d)

Marvel is a general partner of the LP.

(e)

Under a separate service agreement dated as of the date hereof (the “New Service Agreement”), Marvel has agreed to provide Licensee with creative consultation with respect to the creation, appearance, packaging and marketing of Licensed Articles in exchange for a service fee

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3.

GRANT OF LICENSE

(a)

Licensed Articles.  Upon the terms and conditions and with the limitations and exceptions set forth in this Agreement, Licensor hereby grants to Licensee and Licensee hereby accepts the exclusive (except for the exceptions specifically set forth in the Licensed Category descriptions in Section 1(c) and Section 1(d)(ii) above and Section 14 below) license and right to utilize the Property but solely upon and in connection with the manufacture, promotion, sale, and distribution of the categories of articles identified in Section 1(c) ("Licensed Categories") and in the Channels of Distribution identified in Section 1(d) (ii) (“Channels of Distribution”) during the Term.  Articles in the Licensed Categories that utilize the Property and are manufactured, promoted, sold and/or distributed hereunder are referred to herein as “Licensed Articles”.

(b)

Territory/Channels of Distribution.  The license hereby granted extends only to the Territory identified in Section 1(d)(i) and within the Channels of Distribution identified in Section 1(d)(ii).  Licensee expressly acknowledges and agrees that it is not licensed or authorized to use the Property, directly or indirectly, in any other area or Channel of Distribution, and that it is not licensed to and will not knowingly sell the Licensed Articles to persons who intend or are likely to resell them in any other area or Channel of Distribution, to the extent this provision is permitted by the applicable law at the time of such use, license or sale.  In the event that Licensee sells or exploits the Licensed Articles outside either the Territory or Channels of Distribution in violation of this Section 3(b), notwithstanding Sections 1(g) and 5(a), the royalty due Licensor on such sales shall be the Net Sales.

(c)

Term.  The license hereby granted shall commence upon the Commencement Date and terminate automatically on the Expiration Date (the “Term”) set forth in Section 1(e) or the expiration of any renewal or extension as provided herein, unless sooner terminated in accordance with the provisions hereof.  In the event Licensee commences any activities in connection with the Property prior to the Commencement Date, all provisions of this Agreement for the benefit and protection of Licensor and Licensee shall apply in full to such activities. Marvel and Licensee shall use commercially reasonable efforts to realize a smooth commercial transition from Marvel’s current master toy licensee to the Licensee and, at the end of the Term, from the Licensee to Licensor itself or to a successor licensee, with regard to maintaining merchandise space at key retailers, developing new lines in a timely manner and maintaining appropriate stock and inventory levels during the transition.

(i)

If, during the Term, Marvel and its licensees do not release a minimum of eight (8) Qualifying Theatrical Releases (as defined herein), including a minimum of four (4) Mega Property Qualifying Theatrical Releases (as defined herein) (the aggregate release of all of such films being referred to as the “Marvel Entertainment Commitment”) between the commencement of the Term and December 31, 2017 (or December 31, 2018, in the event that the Commencement Date is January 1, 2013) then the Term of this Agreement shall be extended by one year (i.e., until December 31, 2018 or December 31, 2019, as the case may be).

(ii)

Notwithstanding anything to the contrary above, if Marvel and its licensees release one or more Qualifying Theatrical Releases during the final calendar year of the Term, as it may be extended (“Term Final Year Releases”), Licensee’s rights with respect to any Term Final Year Releases shall extend until the end of the calendar month that is twelve (12) months after the United States release date of such Term Final Year Release.

(d)

Eighteen (18) months prior to expiration of the Term Marvel shall submit in writing its schedule of films and television series based on its best knowledge at such time for a prospective renewal term.  Licensee shall have a Right of First Negotiation (as defined below) for the rights granted hereunder after the expiration of the Term hereof unless Marvel elects to exploit the rights directly itself. “Right of First Negotiation” shall mean the following: prior to beginning negotiations with a third party regarding the rights granted herein, Marvel shall give written notice to Licensee and for seventy five (75) days from the mailing of the notice (the “Negotiation Period”), Marvel and Licensee shall negotiate in good faith.  If Marvel and Licensee have not executed a binding agreement by expiration of the Negotiation Period, Licensor shall be free to grant any and all rights to any third party.

4.

RESERVATION OF RIGHTS

(a)

Licensor hereby reserves all rights not herein specifically granted to Licensee.

(b)

Television, etc.  Except only for the visual reproduction or presentation of the actual Licensed Articles licensed hereunder or of the actual packaging therefor or as may be expressly provided in this Agreement, Licensee shall not use the Property or the Licensed Articles identified with the Property in connection with any manner of television, radio, motion picture, filmstrip, webcast, Internet broadcast, sound and/or visual recording or transmission device or media, or anything similar to the foregoing now known or hereafter developed without Marvel's prior written approval.  The name and/or likeness of any performer portraying any character included within the Property on radio, television, or in any other media or form shall not be deemed to be included in the Property, and the use thereof is not licensed.

5.

 ROYALTIES, PAYMENTS, REPORTS, RECORDS AND BRAND INTEGRITY

(a)

Royalties.  Licensee agrees to pay Licensor royalties at the Royalty Rate identified in Section 1(g), determined as follows:

(i)

Royalties shall be calculated by applying the Royalty Rate identified in Section 1(g) to Licensee's (or its Affiliates’) Net Sales (defined below).  “Affiliate” means, with respect to any party, any other party directly or indirectly controlling or that is controlled by or is under common control with such party.  For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.  “Affiliated” and “Unaffiliated” shall have corresponding meanings.

(ii)

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(iii)

 Royalties as specified herein shall become due on the last day of each of Hasbro’s quarterly fiscal periods, and shall be paid not later than thirty (30) days following the end of the Hasbro fiscal period for all Net Sales accruing for the United States, Canada and their respective territories and possessions in that Hasbro fiscal period and not later than sixty (60) days following the end of the Hasbro fiscal period for all Net Sales accruing in the remainder of the Territory in that Hasbro fiscal period, accompanied by the Royalty Report required herein.  Royalties are due on any and all sales or other disposition of the Products. Products shall be considered sold and Net Sales shall be deemed accrued for all purposes hereunder on the date of shipment or the date that the shipment is invoiced by the Licensee, whichever date is earlier.  Hasbro’s fiscal year ends on a Sunday within two weeks of the end of each calendar year, and Hasbro’s quarterly fiscal periods typically consist of thirteen (13) weeks each, ending on a Sunday.

(iv)

Licensee’s (and its Affiliates’) sales and pricing policies shall reasonably optimize maximum availability of the Licensed Articles in the Territory and Channels of Distribution while avoiding deep discounts, liquidation, close-outs, over-production, “market flooding” or other disparaging pricing and related production practises which would reasonably constitute “dumping” as the term is generally understood in the consumer products industry, unless specifically agreed to in advance and in writing by Licensor.

******************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* ***********************************************************************************. Nothing herein shall be construed as granting Licensor the right to set or approve Licensee’s pricing, and nothing shall be deemed to restrict Licensee’s ability to set prices in its own unfettered discretion.

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           (b)

N/A

(c)

Currency, Wire Payment and Taxes.  All payments to Licensor shall be made in United States Dollars, shall be computed at the exchange rate published by the Wall Street Journal as of the last business day of the month preceding the month for which the Royalties are being calculated.  All payments to Marvel shall be made via wire transfer to Bank: HSBC Bank USA, Beverly Hills, CA  90210, Branch: HSBC Bank USA, 445 N. Bedford Drive, Beverly Hills, CA  90210, Account Name:  Marvel Characters B.V., Account # 178-786527, ABA# 122240861, IF WIRE IS TO BE MADE VIA SWIFT OR CHIPS WIRE SERVICES: Swift Code #: HSBCUS33. Reference: HASBRO: D09001.  (except for Spider-Man Movie Characters royalty payments, in which event the wire transfer shall be made to HSBC Bank USA, NA., Beverly Hills, CA; Bank Transit ABA #:122240861; Bank Account #:178788104; Account Name: Spider-Man Merchandising, L.P. Swift Code: HSBCUS33).  If payment is late, Marvel has the option to require that payment be made at the exchange rate existing on the day preceding payment.  All taxes, levies, charges or duties imposed on license rights, artwork or similar material, or payments therefor (excluding income taxes and fees applicable to Licensor) shall be paid by Licensee and no deductions for such taxes, levies, charges or duties shall be made from amounts owed Marvel hereunder, it being the intent hereof that all royalties payable to Marvel be free and clear of any taxes, levies, charges or duties of any kind whatsoever (excluding income taxes and fees applicable to Licensor).

(d)

Royalty Reports.  For each Hasbro fiscal period specified in Section 5(a)(iii), commencing with the end of the Hasbro fiscal period following the Commencement Date of this license and continuing until a final certification of wind-up is delivered, Licensee shall furnish Licensor with a detailed Royalty Report certified to be accurate by an authorized representative of Licensee, showing all information called for by Licensee’s standard royalty reporting forms for each Licensed Article.  Licensee shall provide two separate Royalty Reports as follows: one for Licensed Articles utilizing Spider-Man Movie Characters and one for all other Licensed Articles.  Upon request from Marvel, Licensee shall use reasonable efforts to forecast and project anticipated royalties for the next four (4) Quarterly Hasbro fiscal periods; provided that in no way shall Licensee be accountable for the ultimate accuracy of such forecasts. Each Royalty Report (including Royalty Reports showing only Spider-Man Movie articles) shall be furnished to Marvel via e-mail (or other mutually agreed-upon means) to royaltyreports@marvel.com  within thirty (30) days after the end of the Hasbro fiscal period for which such Royalty Report is made in the United States and Canada and sixty (60) days after the end of the Hasbro fiscal period for which such Royalty Report is made for the remainder of the Territory, and shall be accompanied by payment to Marvel or the LP, as applicable, of any and all monies due for the Licensed Articles.  Such Royalty Report shall be furnished whether or not there are any Net Sales during the preceding Hasbro fiscal period, and whether or not any monies are then due.  The receipt or acceptance by Licensor of any of the Royalty Reports furnished pursuant to this Agreement or of any payments made hereunder (or the receipt of any wires paid hereunder) shall not preclude Licensor from questioning its accuracy during the period allowed for audits as set forth in this Agreement, and in the event that any inconsistencies or mistakes are discovered in such Royalty Reports or payments, they shall promptly be rectified and the appropriate payment made by Licensee or Licensor as the case may be, together with interest on any overdue payments at the rate specified in Section 17(c) hereof.  Licensee shall provide to Licensor on a monthly basis, by the fifteenth day of each calendar month, Licensee’s estimates of approximate royalties earned on (i) sales of Licensed Articles in the United States and Canada in the preceding calendar month and (ii) sales of Licensed Articles in all other territories in the next preceding calendar month (e.g., the estimates provided by March 15 will be for royalties earned on (i) sales in the United States and Canada in February and (ii) sales in all other territories in January); provided that in no way shall Licensee be accountable for the ultimate accuracy of such estimates.

(e)

Records.  Licensee shall maintain (or make available at such address upon Licensor’s request) at its expense, detailed, accurate, full and complete records and books of account covering all transactions by it relating to this Agreement, and Licensor and its duly authorized representatives shall have the right, no more than twice during each calendar year during normal business hours, and no later than thirty (30) days from written notice, to examine and/or audit such records and books of account and all other documents and materials in the possession or under the control of Licensee relating or pertaining to the subject matter or provisions of this Agreement and to make copies and/or extracts therefrom for purposes of the audit only.  Licensor agrees to coordinate its audits hereunder with the audits, if any, conducted by Marvel under the New Service Agreement.  In the event that Licensor's duly authorized representatives shall discover a deficiency for any accounting period of five percent (5%) or more by any such examination and/or audit, Licensee shall pay to Licensor the reasonable cost of such examination.  Licensee shall keep all such books of account and records available to Licensor for at least two (2) years after the termination or expiration of this Agreement.  If Licensee fails to keep and disclose such records, Licensor shall have the right to reasonably estimate, and demand payment for, such additional royalty as may be indicated owing by such trade information as may be available.

6.

LICENSOR TITLE AND GOODWILL

(a)

General. Licensor represents and warrants to the best of its knowledge with respect to trademark and servicemark rights (including, but not limited to, trade dress and goodwill pertaining to such marks), and without limitation with respect to all other of the following items and rights, and Licensee acknowledges to the extent of such representation and warranty (i) that Licensor is the owner and/or controller of all right, title and interest in and to the Property and the Characters included therein and all associated trademarks and copyrights, (ii) the great value of the goodwill associated with the Property, and that the Property has acquired secondary meaning in the mind of the public and (iii) that the trademarks and copyrights included in the Property, and the registrations therefor, are valid and subsisting.  Licensee further agrees that it shall not during the Term of this license or at any time thereafter dispute or contest directly or indirectly, or do or cause to be done any act which in any way contests, impairs or tends to impair Licensor's exclusive rights and title to the Property, or the validity thereof or the validity of this Agreement, and shall not assist others in so doing.  Licensor represents and warrants that it has all necessary rights to grant to Licensee the rights contemplated hereby free of any encumbrances whatsoever and that such grant shall not infringe on the rights of any other party.

(b)

Representations of Ownership, etc.  Licensee shall not in any manner represent that it has any ownership in the Property, or in any trademarks or copyrights included in the Property (or registrations therefor), but may, only during the Term of this license, and only if Licensee has complied with all laws and registration requirements (other than registration requirements of which Licensee has no actual knowledge) within the Territory for so doing of which Licensor has provided notice to Licensee, represent that it is a "licensee" or "official licensee" hereunder.  Licensee shall not register or attempt to register any copyright or trademark in the Property, in its own name or that of any third party, nor shall it assist any third party in doing so.

(c)

Use for Benefit of Licensor. Licensee agrees that any and all uses and sales by Licensee of the Property under this Agreement shall inure to the benefit of Marvel and that neither such uses or sales nor anything contained in this Agreement shall give or assign Licensee or any other person or entity any right, title or interest in the Property, or in any properties owned by Licensor which are not licensed hereunder, except the right to use the Property specifically in accordance with the provisions of this Agreement; provided that Licensee shall remain the owner of all Licensee’s patents, trademarks, copyrights or other intellectual property contained in the Licensed Articles that are separate or separable from the Property and all adaptations, compilations, modifications, translations and versions thereof. Except in connection with “Transformers” action figures, “Titanium” figures and vehicles, “Beyblade” tops and accessories, Licensee’s owned or controlled game brands and “Attacktix” figure tactics games and unless otherwise approved in writing, Marvel Licensed Articles may not be co-mingled and/or bundled with any non-Marvel properties and/or trademarks (other than the conventional use of the “Hasbro,” “Playskool,” “Tiger”, “Galoob”, “Milton Bradley”, “Parker Brothers”, or “Kenner” corporate trademarks) unless specifically authorized in writing by Marvel.  Except as otherwise approved in writing by Marvel, Licensed Articles shall not include any other trademarks (except Licensee's non-character marks and its distributors marks), characters or properties, whether owned by Licensee or another (e.g. GI Joe, Star Wars etc. may not appear in the same packaging, advertising or marketing materials as Licensed Articles). Notwithstanding the foregoing, Licensor acknowledges that Licensee may co-mingle other brands and trademarks with the Property for the purpose of advertising, packaging and cross-selling its Titanium and Attacktix product lines.  Licensor further acknowledges that Licensee shall co-mingle the Property with Licensee’s proprietary brands for the purpose of manufacturing, distributing and promoting Games hereunder.  Except as provided above, no Licensed Article shall be sold in any manner intended to promote the sale of any other product or service (other than another Licensed Article) without Licensor's prior written consent in each instance.

7.

PROTECTION OF RIGHTS-INCLUDING COPYRIGHTS AND TRADEMARKS

(a)

General.  Licensee shall cooperate reasonably and in good faith with Licensor, at Licensor’s expense for the purpose of Licensor securing and preserving Licensor’s (or any grantor of Licensor’s) rights in and to the Property. Upon creation of Licensed Articles embodying the Property, Licensee shall be deemed to have automatically assigned to Licensor all copyrights solely in the Property (and all adaptations, compilations, modifications, translations and versions of the Property) embodied in the Licensed Articles; provided that Licensee shall remain the owner of all Licensee’s patents, trademarks, copyrights or other intellectual property contained in the Licensed Articles that are separate or separable from the Property and all adaptations, compilations, modifications, translations and versions thereof.  In addition, each party shall execute any instruments requested by the other party to accomplish or confirm the foregoing.  Any such assignment shall be without consideration other than the mutual covenants and considerations of this Agreement.  Licensee agrees that it shall be primarily liable to Licensor under the terms of this Agreement for any actions or omissions on the part of Licensee’s lenders, including but not limited to (i) shipping and fulfilling orders for the Licensed Articles (ii) paying the royalties or Minimum Royalty Guarantee payments (iii) shipping only finished Licensed Articles, in the same packaging and boxes as Licensee would have used; (iv) sale or other disposition of Licensed Articles shall be permitted only for so long as the applicable sell-off period is authorized hereunder, etc.

(b)

Trademarks and Copyrights.  Licensor represents and warrants to the best of its knowledge with respect to trademark and servicemark rights (including, but not limited to, trade dress and goodwill pertaining to such marks), and without limitation with respect to all other of the following items and rights, and Licensee acknowledges and agrees to the extent of such representation and warranty that the names, characters, symbols, designs, likenesses, and visual representations, among other things, comprising the Property are owned by Marvel or the LP, and Licensee agrees that it shall cause to appear on everything which uses, bears or displays the Property or any part thereof, including all Licensed Articles, tags, labels and the advertising, promotional, packaging and display material therefor, a notice proclaiming and identifying the relevant portions of the Property appearing therein as properties of Licensor, as, for example, by labeling each name and character likeness with this Trademark and Copyright notice: Name(s) of character(s)] and the distinctive likeness(es) thereof are Trademarks of Marvel Characters B.V. and are used with permission. Copyright © [year of first publication of Marvel material by Licensee, in Arabic numerals] Marvel Characters B.V.   All Rights Reserved. www.marvel.com, or otherwise as Marvel may deem appropriate.  In the event the product features Spider-Man Movie Character(s), the notice shall provide © [year date] Columbia Pictures Industries Inc. All Rights Reserved Trademark: Spider-Man, and all related characters, ® [year date] Marvel Characters B.V. All Rights Reserved. (or such other legal line as Licensor may reasonably deem appropriate).

(c)

Notice of Supervision.  Every Licensed Article and all advertising, promotional, packaging and display material therefor shall also bear this notice of supervision: This [Description of Licensed Article] is produced under license from Marvel Characters B.V. (or an equivalent if given prior written approval by Licensor) in order to notify the public that Licensor’s standards are maintained.

(d)

N/A

(e)

Confusing Use.  Licensee shall not use, and shall use reasonable efforts to keep others with whom Licensee does business from using, the Property in any manner likely to cause confusion or doubt in the mind of the public as to the ownership, source, sponsorship and control thereof or in any manner that does not make clear that the Property is owned and controlled exclusively by Licensor.  In addition, except as noted below, Licensee shall not use or co-mingle with the Property, and shall use reasonable efforts to keep others from using or co-mingling with the Property, any other trademarks, characters or properties, whether owned by Licensee or another, so as to suggest that such other trademarks, etc. may have been created or may be owned, controlled, licensed or approved by Licensor or that they are in any way related to the Property or Licensor.  Notwithstanding the foregoing, Licensor acknowledges that Licensee may co-mingle other brands and trademarks with the Property for the purpose of developing, advertising, packaging and cross-selling its Transformers, Beyblade and Titanium and Attacktix product lines.  Licensor further acknowledges that Licensee shall co-mingle the Property with Licensee’s proprietary brands for the purpose of manufacturing, distributing and promoting Games hereunder.

(f)

Registration.  Licensee agrees to reasonably cooperate with and assist Licensor, at Licensor’s expense, in the prosecution of any copyright, trademark or service mark applications concerning the Property that Licensor may desire to file, and for that purpose, Licensee shall, upon request, supply to Licensor a reasonable number of samples of the Licensed Articles or other material as may be required in connection with any such application.  Furthermore, Licensee shall execute any instrument Licensor shall reasonably deem necessary or desirable to record or cancel Licensee as a registered user of the trademarks of Licensor included in the Property.

(g)

Customer Complaints.  Licensee shall, in connection with its duty to use the Property so as to promote the continuing goodwill thereof, give attention to legitimate customer complaints brought against Licensee in connection with the Licensed Articles or other materials using the Property.  Licensee shall give Licensor prompt notice of all complaints that might affect the good standing of the Property or the reputation of Licensor and also of all complaints that might result in legal action between Licensor and any third party, and reasonably cooperate with Licensor upon request to achieve as good a reputation and press for the Property as possible.

(h)

Copyright Notice.  It is a condition of this license that prior to public distribution, Licensee shall cause to appear the copyright notice specified in Section 7(b) on all Licensed Articles, tags, labels and the advertising, promotional, packaging and display materials therefor, or otherwise as Licensor may instruct in writing or approve upon request.

(i)

Secure Copyrights, etc.  Licensor may register, in its name (or the name of another, including Licensee, if desired by Licensor), to the fullest extent possible, the copyrights in the Property and the registrations, renewals and extensions thereof, embodied in the Licensed Articles, including all adaptations, translations, modifications and versions of the Property.  It is also a condition of this license that all Licensed Articles and other materials produced under this Agreement only to the extent that they embody the Property shall be produced as works made for hire for Licensor; provided that Licensee shall remain the owner of all Licensee’s patents, trademarks, copyrights or other intellectual property contained in the Licensed Articles that are separate or separable from the Property and all adaptations, compilations, modifications, translations and versions thereof.

(j)

Licensee shall use commercially reasonable efforts to ensure that all retailers and authorized distributors purchasing Licensed Articles comply with Licensee’s anti-counterfeiting/anti-piracy system policies established from time to time.

8.

QUALITY OF MERCHANDISE AND SERVICES; LICENSEE NAME ON LICENSED ARTICLES

(a)

Quality of Merchandise.  Licensee agrees that the Licensed Articles, all packaging, labels, advertising and promotional material for the Licensed Articles ("Associated Materials") and any press release or other public statement relating to the Licensed Articles or to this Agreement (other than legally required disclosures, provided that Licensor is given, to the extent reasonably practicable, an opportunity to review and comment) shall have the prior written approval of Licensor before the first sale, distribution, display or release of any kind or in any media and shall be of a high standard customary in the entertainment toy industry and of such style, appearance and quality as shall be adequate and suited to their exploitation to the commercial advantage and to the protection and enhancement of the Property and the goodwill pertaining thereto; that the Licensed Articles and/or Associated Materials shall be manufactured, packaged, sold, distributed, advertised and serviced in accordance with all applicable laws; that the policy of sale, distribution, and/or exploitation by Licensee shall be of equivalent high standard and style customary in the entertainment toy industry; and that the same shall in no manner reflect adversely upon the Property or Licensor. Licensee further agrees that it shall comply with all applicable laws, rules and regulations regarding product safety.  Licensee further agrees that all rights granted herein shall be exploited and exercised by Licensee so as not to interfere with, or detract from, the public image of the Property.  Accordingly, Licensee further specifically covenants and agrees to keep Licensor reasonably informed of its plans for use of the Property, and to consult Licensor as the Licensed Articles and/or Associated Materials are being prepared, so that there will be full opportunity for Licensor to deter Licensee from any use that would detract from the public image of the Property.  Licensee will abide by the policies, procedures and processes set forth on Exhibit D attached hereto and will reasonably consult with Licensor at every stage identified in that Exhibit in designing the Licensed Articles and/or Associated Materials regarding the utilization of the Property, and shall work with Licensor to obtain Licensor's creative input concerning the Property and the overall look and direction of the Licensed Articles and/or Associated Materials.  Licensee shall submit to Licensor's New York Office (e-mail: licensingapprovals@marvel.com) (except in respect to articles utilizing Spider-Man Movie Characters, in which event each submission shall be sent to Laetitia_May@spe.sony.com  and to Eric_Thomsen@spe.sony.com; such email addresses may be changed by Licensor from time to time) or such other office as Licensor may designate in writing, for written approval without charge, all designs, concepts and/or prototypes of each item, class, part or category of the Licensed Articles and/or Associated Materials, with respect to the Properties licensed hereunder upon the Brand Assurance form (or other form as Licensor may reasonably designate from time to time) attached hereto as Exhibit E.  In connection therewith, Licensee shall be faithful in the portrayal of the Properties to Licensor’s basic conceptualization of the Property. Any item submitted to Licensor shall be deemed disapproved unless the same shall be approved in writing within ten (10) business days (five (5) to seven (7) business days in Gate 6) of receipt of the samples.  Notwithstanding the foregoing, if Licensor expressly disapproves of any material it shall state the reasons therefor. Licensee shall use commercially reasonable efforts to make such changes as are reasonably requested by Licensor after an inadvertent approval or change of conditions; provided that Licensor shall reimburse Licensee for Licensee’s reasonable costs associated with such inadvertent approval and subsequent disapproval.  After samples have been approved pursuant to this section, Licensee shall not depart therefrom in any respect without Licensor's prior written consent.  No approval of any submitted product or item by Licensor shall be construed to expand or enlarge the scope of the license granted hereunder.  Licensee shall submit to Licensor's New York Office, to the attention of: Legal Department (except in respect to items utilizing Spider-Man Movie Characters, in which case the address shall be Spider-Man Merchandising LP West, 10202 W. Washington Blvd., Jimmy Stewart Building, Third Floor, Culver City, CA 90232), free of cost, thirty (30) samples of finished Licensed Articles and six (6) copies of each piece of Associated Material(s) therefor prior to sale or publication, and Licensee shall provide two additional (2) samples to Licensor upon request

(b)

Revocation of Approval.  In the event that the quality, appearance or style of any Licensed Article previously approved by Licensor ceases to be acceptable to Licensor, Licensor shall have the right, in its sole discretion, to withdraw its approval of such Licensed Article and to require that Licensee redesign such Licensed Article in a manner consistent with Licensor’s new policies.  In the event of such withdrawal, Licensee shall as soon as practicable cease the production of the previously approved Licensed Article and shall have a six (6) month sell-off period for such Licensed Article.

(c)

The Licensor logo, the URL address for Licensor’s website (www.marvel.com or, in the case of articles utilizing Spider-Man Movie Characters, www.spiderman.sony.com), artwork, and customer service information shall be placed prominently on outside packaging and Licensee's name or trade name (or a trademark of Licensee which Licensee has advised Licensor in writing that it is using) shall prominently appear on permanently affixed labeling on each Licensed Article and, if the Licensed Article is sold to the public in packaging or a container, printed on such packaging or a container so that the public can identify the supplier of the Licensed Articles.  On soft goods, "permanently affixed" shall mean sewn on.  On hard goods, "permanently affixed" shall mean molded into or printed on the product.  On packaging, "permanently affixed" shall mean printed on the package.  Upon request, Licensee shall advise Licensor in writing of all trade names or trademarks it is using on Licensed Articles being sold under this Agreement if such names or marks differ from Licensee’s corporate name or other names referenced herein.  Licensee agrees that it shall maintain a toll-free number through which consumers calling from the United States may contact Licensee during normal working hours concerning the Licensed Articles.

(d)

Notwithstanding any provision that may be construed to the contrary set forth in this Section 8, Licensor agrees with respect to the exercise of its approval rights, (i) to take into consideration the common standards and practices of the entertainment toy industry; (ii) not to withhold or delay any approvals required hereunder unreasonably, and (iii) to use its commercially reasonable efforts to expedite its approvals.  In each case where any item is disapproved by Licensor, Licensor will inform Licensee in writing of the detailed reasons for its disapproval and will make suggestions as to the desired changes, the implementation of which will result in Licensor’s approval upon resubmission by Licensee.  Licensor agrees that any press release or other public statement relating to the Licensed Articles or to this Agreement (other than legally required disclosures, provided that Licensee is given, to the extent reasonably practicable, an opportunity to review and comment) shall have the prior written approval of Licensee before release of any kind or in any media.

(e)

Approval Limitation.  Any and all approvals required by Licensor hereunder shall be valid only if in writing and signed by (or if in an e-mail message from) an employee of the Brand Assurance Department or other employees of Licensor designated in writing by the Brand Assurance Department.  Licensee understands that no oral approval or written approval by any other employee may be relied upon or shall bind Licensor.  Any reliance on any oral or written modification by any other employee shall be at Licensee’s own detriment and risk.

(f)

Inspection.  Licensor or its authorized agents or representatives shall have access to Licensee's and/or its subcontract manufacturer(s) premises at all reasonable times, upon reasonable notice, with the right to a full inspection of the production of the Licensed Articles in order to satisfy itself that its standards are maintained, and with the right to be supplied, on request, with a reasonable number of free samples of all Licensed Articles in preparation and the raw materials and ingredients used therein.

9.

[deleted]

10.

INFRINGEMENT, INDEMNIFICATION AND INSURANCE

(a)

Infringement of Property.  Each party shall promptly notify the other party, in writing, of any imitations or infringements of the Licensed Articles or the Property contained therein or the rights licensed hereunder which may come to such party's attention.  Licensor shall have the sole right to determine whether or not any demand, suit or other action shall be taken on account of or with reference to any such infringements or imitations, and Licensee shall not institute any suit or take any action on account of any such infringements or imitations without first obtaining the written consent of Licensor to do so.  Licensor, if it so desires, may commence or prosecute any suits or make any such demands in its own name or, if Licensee approves, which approval shall not be unreasonably withheld, in the name of Licensee or join Licensee as a party thereto.  Licensee shall cooperate with Licensor, at Licensor’s expense, in any manner that Licensor may reasonably request in connection with any such demands, suits, claims or other actions. If Licensor elects not to sue, Licensee may request permission to bring suit and, with written permission, may bring suit at its own expense, provided Licensee indemnifies Licensor against any loss or damage, including any loss or damage to reputation or goodwill, and provided that trial counsel is approved by Licensor, which approval shall not be unreasonably withheld, keeps Licensor fully informed, and further provided that Licensor shall have the right to assume control of the litigation at any time, but is thereupon responsible for its own further litigation expense and shall reimburse Licensee for Licensee’s reasonable litigation expenses incurred prior to such assumption of control.    Licensee may not settle any case under this section without Licensor’s written approval (which approval shall not be unreasonably withheld).  In cases where the infringement was first brought to Licensor’s attention by Licensee, any recovery shall (i) first go to reimbursing the party who has ultimately controlled the litigation or claim process and who has been responsible for payment of expenses associated therewith for such expenses; (ii) then, go to reimbursing the other party for any of its expenses associated with the litigation or claim process and (iii) then, be split 50/50 between the parties.  Nothing herein shall be construed as imposing any obligation upon Licensor or Licensee to take action against any alleged infringer.

(b)

Infringement of Other Rights.  In its use of the Property, or any element or portion thereof, Licensee shall exercise reasonable care, and shall cooperate fully with Licensor, to avoid infringing any rights found to be owned by others in the Territory.  Upon receiving written notice alleging the existence or possible existence of rights held by others which may be infringed by the use of any element or portion of the Property under this Agreement, each party shall promptly notify the other party in writing.

(c)

Indemnification of Licensee.  Licensor shall defend, indemnify and hold Licensee and its parents, subsidiaries, and associated and affiliated companies, harmless of, from and against any charges, suits, actual damages, costs, expenses (including reasonable attorneys' fees), judgments, penalties, claims, liabilities or losses of any kind or nature whatsoever, which may be sustained or suffered by or secured against Licensee based upon or arising out of any actual or alleged trademark or copyright infringement arising out of the use by Licensee of the Property as authorized in this Agreement, or any other actual or alleged unauthorized action of Licensor, including a breach by Licensor of its representations or warranties or other term of this Agreement, provided that: prompt notice is given to Licensor of any such claims or suits (but failure to give such notice shall relieve Licensor of its obligations under this subsection only to the extent that such failure is prejudicial to Licensor) and provided further that:  Licensor shall have the option to undertake and conduct the defense and/or settlement of any such claims or suits against third parties and that Licensee reasonably cooperates with Licensor in the defense of any such claims or suits and Licensee acts reasonably to mitigate any damages.  No settlement of any such claims or suits involving more than the payment of money by Licensor shall be made without the prior written consent of Licensee (which consent shall not be unreasonably withheld).  In no event shall Licensor be liable for punitive or exemplary damages, nor for lost profits.  Licensor does not warrant any present or future commercial value of the Property.

(d)

Indemnification of Licensor.  Licensee shall defend, indemnify and hold Licensor and its parents, subsidiaries, and associated and affiliated companies, harmless of, from and against any charges, suits, actual damages, costs, expenses (including reasonable attorneys' fees), judgments, penalties, claims, liabilities or losses of any kind or nature whatsoever, which may be sustained or suffered by or secured against Licensor in connection with the Licensed Articles, or based upon or arising out of any actual or alleged unauthorized use of any patent, trade secret, process, idea, method or device, or any copyright or trademark, other than under this license, or the packaging, distribution, promotion, sale or exploitation of the Licensed Articles, any actual or alleged defect in the Licensed Articles or their packaging, whether latent or patent, including failure of said Licensed Articles or their packaging, distribution, promotion, sale or exploitation to meet any Federal, State or local, or other applicable laws or standards; or any other actual or alleged unauthorized action of Licensee, including a breach by Licensee of any of its representations or warranties or other term of this Agreement, provided that: prompt notice is given to Licensee of any such claims or suits (but failure to give such notice shall relieve Licensee of its obligations under this subsection only to the extent that such failure is prejudicial to Licensee) and provided further that:  Licensee shall have the option to undertake and conduct the defense and/or settlement of any such claims or suits against third parties and that Licensor reasonably cooperates with Licensee in the defense of any such claims or suits and Licensor acts to reasonably to mitigate any damages.  No settlement of any such claims or suits involving more than the payment of money by Licensee shall be made without the prior written consent of Licensor (which consent shall not be unreasonably withheld).  In no event shall Licensee be liable for punitive or exemplary damages, nor for lost profits.

(e)

Insurance.  Licensee shall obtain at its own expense and maintain during the Term of this Agreement and for three (3) years thereafter, general liability insurance including advertising, blanket contractual and product liability coverages.  Hasbro declares it is “self-insured” for all other types of claims.  All insurance must be provided by a recognized insurance company having a Best's Rating of no less than "A" providing adequate protection at least in the amounts specified in Section 1(k) for personal bodily injury and property damage for Licensor and also for Licensee.  Said insurance shall be primary and non-contributory with respect to any insurance carried by Licensor. Upon return to Licensor of Licensee’s signed originals of this Agreement, Licensee shall furnish to Licensor's New York Office, to the attention of Senior Contracts Administrator, a certificate evidencing that such insurance is in force, naming Licensor its subsidiaries, associated and affiliated companies as additional insured parties and providing that such coverage will not be canceled without at least thirty (30) days notice to Licensor. Failure to provide the insurance certificate shall be a matter for Dispute Resolution. Said insurance coverage shall be effective as of the Commencement Date.  Any proposed change in the insurance policy(ies) affecting Licensor's coverage shall be submitted for review as to the policy compliance with the terms and conditions of this Agreement, to Licensor's New York Office, to the attention of Senior Contracts Administrator. The policy(ies) of insurance must be non-cancelable except after thirty (30) days prior written notice to Licensor's New York Office, sent to the attention of Senior Contracts Administrator.  As used in Section 10 (d), "Licensor" shall also include the agents, employees, assignees of Licensor, and their respective officers, directors, agents and employees. As used in Section 10 (c), "Licensee" shall also include the agents, employees, assignees of Licensee, and their respective officers, directors, agents and employees.   This provision shall survive the termination or expiration of this Agreement.

11.

ARTWORK

(a)

Licensee shall have, at no cost to Licensee, access to Marvel’s online style guides (the “Style Guide(s)”), which shall depict the Property for use in the Licensed Articles, as well as other information relating to the Property that Licensee may reasonably request.   Licensee understands that in the event any fees or royalties are due creators or artists who are independent of Licensor as a result of certain artwork or story-lines, Licensee shall be responsible for the payment of such fees and/or royalties upon invoicing therefor; provided Licensor has notified Licensee of such fees in writing in advance.  Payment of any fees associated therewith shall not be credited against any guarantee or other amount due Licensor.  During the Term, Licensee shall at its cost and upon Licensor’s reasonable request, promptly provide Licensor (by CD, T-1 line or other digital means) with any high-resolution artwork of the Property created by Licensee.  Licensor shall use commercially reasonable efforts to support Licensee’s presentations to retail customers with any available creative materials (sizzle tapes, images, trailers) cleared for use and pertaining to Marvel/LP Entertainment Properties.

(b)

All artwork involving the Property only to the extent that it embodies the Property, or any reproduction thereof, and all copyrights therein shall, notwithstanding its use by Licensee, be and remain solely the property of Licensor and Licensor shall be entitled to use the same and to license the use of the same by others.  Any reproduction or use of such artwork shall be on a non-exclusive basis.

(c)

Licensee shall obtain and promptly furnish to Licensor's New York Office, sent to the attention of Senior Contracts Administrator, on the form annexed hereto as Exhibit B, an agreement signed by each independent contractor who creates, prepares or produces for or on behalf of Licensee any artwork involving the Property only to the extent that it embodies the Property or any reproduction thereof, stating that such artwork is a work made for hire for Licensee under the U.S. Copyright Laws and acknowledging that such person has no copyright or other rights of any kind in or to such artwork.  Licensee shall be deemed to have automatically assigned to Licensor all copyrights in any materials created by or for Licensee in the Licensed Articles only to the extent that they embody the Property; provided that Licensee shall not be obligated to assign, and shall remain the owner of, Licensee’s copyrights contained in the Licensed Articles to the extent that they are separate or separable from the Property.  Further, each party shall execute any instruments requested by the other party to accomplish or confirm the foregoing assignment.

12.

PROMOTION

Licensor shall have the right, but shall not be under any obligation, to use the Property so as to give the Property, Licensee, Licensor and/or programs connected with the Property full and favorable prominence and publicity; provided that nothing in this section shall mitigate the effects of Sections 3(c) and 5(b) hereof.  If the Licensed Articles appear in film produced by or under authority of Licensor, there shall be no obligation by Licensor to discontinue use of such film or any part thereof at the expiration or termination of this license and such continued use shall in no way be construed as an extension of the Term hereof or of this license.

13.

DISTRIBUTION, AND BUSINESS PLANNING/MARKETING AND TOOLING COMMITMENTS

(a)

Distribution.

Licensee shall diligently and continuously use reasonable efforts, as determined in Licensee’s business judgment, in the Territory licensed hereunder and during the Term of this license, to sell the Licensed Articles, to make and maintain adequate arrangements for the distribution of the Licensed Articles, and to promote and expand its sales hereunder.  Licensee shall not sell or distribute the Licensed Articles on a consignment basis.   Licensee shall also have the right to distribute and sell the Licensed Articles on home shopping television programs provided Licensor’s prior written approval of the dates for the shows, and the Licensor product to be featured thereon, is obtained so that Licensor may avoid any conflicts with any previously scheduled home shopping television shows featuring Licensor product.  Failure to submit for prior written approval the dates of the show or the product shall be considered a matter for Dispute Resolution. Licensee acknowledges that it has no right to and shall not, without prior written consent of Licensor, sell or distribute the Licensed Articles to anyone whose sales or distribution are or will be made for publicity, promotional or tie-in purposes, combination sales, premiums, giveaways, or whose business methods are or are reported to be questionable.

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(c)

 Marketing Commitment.  During the Term, Licensee agrees to commit to marketing and promotional expenditures in direct support of the Licensed Articles in an amount equal to not less than ****************** of total Net Sales (except close-out sales or sales to Unaffiliated distributors) in the Territory. The following points shall be “True-Up Points” for the purposes of this subsection: the end of the second calendar year in which Licensee sells products hereunder and the end of each following calendar year during the Term.  At each True-Up Point, if Licensee’s marketing and promotional expenditures over the Term have been less, to date, than the percentages described above, Licensee’s semi-annual plans (described below) for the following calendar year shall call for Licensee to make such marketing and promotional expenditures as would be reasonably calculated to bring those expenditures over the elapsed Term as of the end of such following year to the percentages described above. ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ********************************************************

(d)

As part of the expenditures described in Section 13(c) above, Licensee commits to purchase advertising from Marvel, for any Hasbro product that Hasbro may determine, a total Advertising Commitment of *********************************************** which, if such expenditures are not begun until the commencement of the Term, such expenditures shall be spent in amounts of not less ******************************************************* per year of the Term.  In no event shall Licensee’s commitment hereunder exceed ****************************************************************.  Licensee shall have the option to purchase (or spend) either (i) advertising in Marvel’s comic book (Junior Network) at the rate of ************************************** per page; or (ii) advertising on Marvel’s age appropriate owned and operated websites at the rate of ***************************** (for the avoidance of doubt, the online advertising shall not include "Rich Media" of any kind); or (iii) ******************************************************************************************************************* ******************************************************************************************************* or (iv) ******************************************************************************************************************* ******************************************************************************************************************* ***************************************************************************************************************************. Marvel agrees to credit the Advertising Commitment through any subparagraph (iv) executions that occur prior to the Commencement Date.  In the event of any such executions prior to the Commencement Date, the obligation for minimum yearly expenditures referenced above shall be null and void.  Licensee shall give Marvel two (2) months’ prior notice for the placement of advertising.  The amount of the Advertising Commitment shall not be deducted from royalties owed Licensor or from the Minimum Royalty Guarantee; applied to any deductions permitted under Section 5(a)(ii).

(e)

 Business Planning Commitment.  Licensee shall proactively and openly share product plans, business plans, sales mix and sales forecast plans, customer plans and marketing and promotional plans in an on-going manner throughout the Term. ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ********************************************************

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14.    MINIMUM PRODUCT LINE DEVELOPMENT AND DISTRIBUTION COMMITMENTS.

(a)

  LICENSOR MOVIE LINES:

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(b)

LICENSOR ANIMATED TV SERIES LINES:

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(c)

CLASSIC SPIDER-MAN BRAND LINES:

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(d)

 MARVEL MULTI-CHARACTER BRANDED LINES:

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(e)

MEGA PROPERTY QUALIFYING THEATRICAL RELEASES LINES

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15.

DISPUTE RESOLUTION/TERMINATION

(a)

In the event of failure by Licensee to timely pay the royalty payments and/or the Minimum Royalty Guarantee payments in accordance with Sections 1 and 5 of this Agreement, Licensor shall have the right to terminate this license fifteen (15) days after receipt by Licensee of notice in writing, and such notice of termination shall become effective unless, within such fifteen (15) day period, Licensee shall completely remedy the breach and furnish the required payments.  ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ********************************************************

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(d)

Change in Character of Licensee. It is understood that the grant of the license herein by Licensor is personal to Licensee. Licensor may terminate this Agreement if: (i) there is a transfer, in a single transaction or in a series of related transactions, of fifty percent (50%) or more of (a) the then outstanding shares of common capital stock of Licensee or its "Parent" (as defined below) or (b) the combined voting power of the then outstanding voting securities of the Licensee or its Parent entitled to vote generally in the election of directors; (ii) there is a transfer, in a single transaction or a series of related transactions, of all or substantially all of the assets of Licensee or its Parent; or (iii) there is a merger or consolidation of Licensee with another person or entity, in which the shareholders of Licensee immediately prior to the merger or consolidation cease to control at least fifty percent (50%) of the outstanding shares of the resulting entity (in each instance, a "Change of Control"). If Licensor has reason to believe that a Change of Control has occurred, Licensor may request, and Licensee shall provide, a statement certified by Licensee’s principal executive officer stating whether or not a Change of Control has occurred and addressing any other particulars reasonably requested by Licensor.  If Licensee has reason to believe that such a Change of Control has occurred or if Licensee or its Parent publicly proposes to enter into such a Change of Control transaction, Licensee shall give written notice thereof to Licensor. Within fourteen (14) days after receiving such notice, Licensor shall give Licensee written notice stating whether it approves or disapproves any such Change of Control or proposed Change of Control and, in the case of its disapproval thereof, whether it exercises its right of termination hereunder, if the Change of Control has already occurred, or will exercise its rights of termination if the proposed Change of Control is subsequently made; provided, however, that Licensor’s approval of a Change in Control shall not be unreasonably withheld.  The foregoing shall not limit in any way the right of Licensor, under Section 19(f), to disapprove assignments and other transfers of this Agreement and the rights hereunder. For purposes of this Section 15(c), Licensee’s "Parent" shall mean any person or entity in control of Licensee directly or indirectly through one or more intermediaries.  ******************************************************************************************************************* ******************************************************************************************************************* ***************************************************************************************************************************

(e)

New Service Agreement.  In the event that the New Service Agreement terminates, this Agreement shall automatically terminate.  In the event that this Agreement terminates, the New Service Agreement shall automatically terminate.

16.

OBLIGATIONS ON EXPIRATION OR TERMINATION

(a)

Reversion of Right.  Promptly upon the expiration or termination of this license for any cause whatsoever, all the rights granted to Licensee hereunder shall cease and revert to Licensor, who shall be free to license others to use any or all of the rights granted herein effective on and after such date of expiration or termination, subject to Licensee’s sell-off rights.  To this end, Licensee will be deemed to have automatically assigned to Licensor upon such expiration or termination, all copyrights, trademark and service mark rights, equities, good will, titles and other rights in or to the Property and all adaptations, compilations, modifications, translations and versions thereof, (except for Licensee's patents, trademarks, copyrights or other intellectual property contained in the Licensed Articles that are separate or separable from the Property, and all adaptations, compilations, modifications, translations and versions thereof ). Each party shall upon the expiration or termination of this license execute any instruments requested by the other party to accomplish or confirm the foregoing.  Any such assignment shall be without other consideration than the mutual covenants and considerations of this Agreement.  In addition, upon and after such expiration or termination of this license for whatever reasons, Licensee will, except as specifically provided in Section 16(e) hereof, forthwith refrain from further use of the Property or Licensor's name, or any further reference to any of them, direct or indirect, or of anything deemed by Licensor to be similar to the Property.

(b)

Return of Artwork.  Upon termination or expiration of this Agreement for any reason whatsoever, Licensee shall return to Licensor's New York Office, sent to the attention of Senior Contracts Administrator, all artwork or, at Licensee’s option, furnish to Licensor an affidavit attesting to the destruction of said artwork Property, and all adaptations, compilations, modifications, translations and versions thereof, including but not limited to all reproductions and all artwork specially produced for Licensee by Licensor or others, whether or not paid for by Licensee.

(c)

No Release.  (i) The termination or expiration of this license shall not release any party of any obligation to pay any monies that are owed or are owing to Licensor or arose out of any transaction prior to the date of termination or expiration, and in the event of a proper termination by Licensor in accordance with the Dispute Resolution process, all royalties on sales or shipments theretofore made shall become immediately due and payable with no part of the Minimum Royalty Guarantee being repayable except as set forth herein, and any balances of the Minimum Royalty Guarantee or any other payments owed or owing to Licensor shall be immediately due and payable except as set forth herein.  Notwithstanding the foregoing, nothing in this section shall mitigate the effects of the term extensions described in Section 3(c) hereof, ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************

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(iii)

In the event of a full termination by either party of this Agreement pursuant to Section 15(b)(ii) above or Section 19(c) below, Licensee shall have no obligation to pay any further advances or minimum royalty guarantee payments scheduled to occur following such termination.

(iv)   The parties acknowledge that in no event shall Licensee have any obligation whatsoever to pay to Licensor any portion of the Marketing Commitment which has not been expended by Licensee or its Affiliates as of the date of termination or expiration of this License.

(d)

Inventory.  Fifteen (15) days before the expiration of this license and, in the event of its termination, forty five (45) days after receipt of notice of termination or the happening of the event which terminates this license where no notice is required, a statement executed by an officer of Licensee certifying the number and description of the Licensed Articles in inventory or in process shall be furnished by Licensee to Licensor's New York Office to the attention of Senior Contracts Administrator.  Licensor shall have the right to take a physical inventory to ascertain or verify such inventory and statement, and Licensee's failure to furnish such statement or the refusal by Licensee to submit to such physical inventory shall forfeit Licensee's right to dispose of such Licensed Articles as provided in Section 16(e) hereof.

(e)

Disposal.  After expiration of this license, for the Post-Expiration Disposal Period specified in Section 1(j), Licensee may, except as otherwise provided in this Agreement, dispose of, on a nonexclusive basis, and in compliance with all of the terms and conditions hereof, including Section 13, those Licensed Articles which are on hand or in process at expiration, provided royalties with respect to such Calendar Period are paid and Royalty Reports are furnished for such Calendar Period in accordance with Section 5 hereof.  Royalties on Net Sales during the Disposal Period may be applied against any unearned balance of the Minimum Royalty Guarantee. Licensee specifically acknowledges and agrees that it shall carefully plan production, sales and inventory levels in the final year of the Term so as to leave minimal product and inventory levels of Licensed Articles within the trade and within its own warehouses or those of distributors at the end of the Term.  ***********************************************************************************************************************

***********************************************************************************************************************

***********************************************************************************************************************

***********************************************************************************************************************

********  In the event that Licensee sells or exploits the Licensed Articles after the Post Expiration Disposal Period or in excess of the permitted amount, the royalty due Licensor on such sales shall be the Net Sales. Notwithstanding anything to the contrary herein, Licensee shall not sell or dispose of any Licensed Articles after termination of this Agreement pursuant to Section 15.

(f)

Undisposed Licensed Articles.  Upon expiration or termination of this license, or upon the expiration of the period for disposal where permitted under the previous subsection, Licensee shall destroy and furnish to Licensor an affidavit attesting to the destruction of all remaining Licensed Articles, if any, and all tags, labels, packaging, advertising, promotional and display materials therefore, and elements of the Property and all adaptations, compilations, modifications, translations and versions thereof in all molds, plates, engravings and/or mechanicals used to make any of the Licensed Articles or any of the aforesaid materials.

17.

REMEDIES

(a)

No remedies provided for herein shall limit any other remedies available under this Agreement or otherwise, provided that the Dispute Resolution process is complied with wherever applicable.

(b)

Use After Termination, etc.  Licensee acknowledges that its failure to cease the use of the Property or to cease sale or distribution of the Licensed Articles at the termination or expiration of this license, except as expressly provided herein, will result in immediate and irreparable damage to Licensor and to the rights of any subsequent licensee.  Licensee acknowledges and admits that there is no adequate remedy at law for such failure, and Licensee agrees that in the event of such failure, Licensor may be entitled to injunctive relief and such other and further relief as any court with jurisdiction may deem just and proper.

(c)

Interest, Damages and Cost.  In the event Licensee shall default in the payment of monies required to be paid to Licensor hereunder, in addition to any remedies which Licensor may have at law or in equity to recover any such monies as may be due and owing, Licensor shall be entitled to receive from Licensee interest on such monies as may be owing from the date of default at a rate equal to three percent (3%) above the prime lending rate charged by Licensor's bank in New York on the date of default.

18.

SUBCONTRACT MANUFACTURE

Licensee may utilize a third party subcontract manufacturer approved in writing by Licensor in connection with the manufacture and production of the Licensed Articles, provided that such subcontractor shall execute a letter in the form of Exhibit C attached hereto and by this reference made a part hereof.  In such event, Licensee shall remain primarily obligated under all of the provisions of this Agreement.  In no event shall any such subcontract manufacturer Agreement include the right to grant any further sublicenses. If any manufacturer utilizes the Property for any unauthorized purposes Licensee shall cooperate fully in bringing such utilization to an immediate halt. If, by reason of Licensee not having supplied Exhibit C, Licensor makes any representation or takes any action and Licensor is therefore subject to any penalty or expense, Licensee shall fully compensate Licensor for any cost or expense Licensor may sustain.

19.

GENERAL

(a)

Integrity of Agreement.  This Agreement and the New Service Agreement contain and embodies the entire Agreement and understanding of the parties concerning the subject matter hereof.  No warranties, representations, understandings, inducements, promises, guarantees, agreements or conditions, express or implied, not expressly contained herein, have been made or shall be enforceable by either party concerning the subject matter hereof or any relationship between the parties.  Nothing contained herein shall be deemed an express or implied warranty on the part of Licensor that efforts to gain copyright, trademark or service mark registration will be successful, or that the Property has or will in the future have any commercial value, and it is understood that no liability shall attach to Licensor for any failure to secure such registration, nor shall there be any modification hereof for such reason.

(b)

Relationship Between the Parties.  The relationship between the parties hereto is that of licensor and licensee, and this Agreement is not to be construed as creating a partnership, joint venture, master-servant, principal-agent, or other relationship for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held for the acts either of omission or commission of the other party, and neither party is authorized to or has the power to obligate or bind the other party by contract, Agreement, warranty, representation or otherwise in any manner whatsoever.

(c)

Force Majeure.  Licensee and Licensor shall be released from their obligations hereunder and this license shall terminate with respect to such territory, field or part thereof as to which governmental regulations or other causes arising out of a state of national emergency render performance impossible for a period of more than ninety (90) days, and provided that one party informs the other in writing of such causes and its desire to be released.  In such event, all royalties on sales theretofore made with respect to such territory, field or part shall become immediately due and payable to Licensor.  In the event of such a termination or partial termination, Licensee shall be entitled to a refund of all or a portion of its guarantee payments in the manner described above in Section 16(c)(ii)

(d)

Mailing Addresses.  All notices, reports and statements to be given and all payments to be made hereunder, shall be given or made by hand delivery, email, first class, Registered or Certified mail, or Federal Express or any overnight delivery service providing notice of receipt at the address of Licensee set forth above with notice to Licensor to the attention of Licensor’s legal department to Marvel Characters B.V. and (if applicable) Spider-Man Merchandising L.P., 417 Fifth Avenue, Mezzanine, New York, NY 10016, unless notification of a change of address is given in writing.  The date of applicable tracking information (tracking information, post-mark, email confirmations) shall be deemed the date the notice, report or statement is given.  The mailing of a notice by Registered or Certified mail shall constitute notice hereunder even in the event of refusal to accept by addressee.

(e)

Survival and Separability.  Notwithstanding anything to the contrary herein, all provisions hereof are hereby limited to the extent mandated by any applicable law or decisions.  If any one or more paragraphs, clauses or other portions hereof should ever be determined to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction or be illegal, invalid or invalidated or unenforceable within any jurisdiction by reason of any existing law or statute, then to that extent and within the jurisdiction in which it is illegal, invalid or unenforceable it shall be limited, construed or severed and deleted herefrom, and the remaining extent and/or remaining portions hereof shall survive, remain in full force and effect and continue to be binding and shall not be affected except insofar as may be necessary to make sense hereof, and shall be interpreted to give effect to the intention of the parties insofar as that is possible.  In no event shall this Agreement be construed as requiring Licensee or Licensor to commit any unlawful act or acts whatsoever.  All payments hereunder shall be subject to any and all applicable withholding taxes.

(f)

Assignment or Sublicense.  This Agreement and the license rights granted hereunder are personal to Licensee and shall not in any manner whatsoever be assigned, sublicensed, hypothecated, mortgaged, divided or otherwise encumbered by Licensee to or with any other person or entity other than to Licensee’s wholly owned subsidiaries and  (to the extent necessary to allow them to act as distributors) Licensee’s distributors without Licensor’s prior written consent which it may withhold in its sole discretion but no such assignment by Licensee shall release Licensee from any of its obligations or liabilities hereunder.  This Agreement and the provisions hereof shall be binding at all times upon and inure to the benefit of the parties hereto, their successors and permitted assigns.  Any attempted assignment in violation of the provisions hereof shall be void ab initio and the assignee shall obtain no rights by reason thereof.

(g)

Construction and Jurisdiction.  This Agreement shall be construed and interpreted in accordance with the laws of the State of New York applying to contracts fully executed and performed in New York.  With respect to any provisions of this Agreement that provide for relief in court, each party agrees to submit to exclusive jurisdiction in the courts (both Federal and State) of New York State for any action brought by Licensor or Licensee hereunder, to bring no action in any other court, and each party further agrees to accept service of process by mail at its above written address.  The titles and headings of the sections, subsections and other divisions of this Agreement are inserted merely for convenience and identification and shall not be used or relied upon in connection with the construction or interpretation of this Agreement.

(h)

No Waiver.  None of the provisions hereof shall be deemed to be waived or modified, nor shall they be renewed, extended, altered, changed or modified in any respect except by an express agreement in writing duly executed by the party against whom enforcement of such waiver, modification, etc. is sought.  The failure of either party hereto to object to the failure on the part of the other party to perform any of the terms, provisions or conditions hereof or to exercise any option herein given or to require performance on the part of the other party of any term, provision or condition hereof, or any delay in doing so, or any custom or practice of the parties at variance therewith, shall not constitute a waiver or modification hereof or of any subsequent breach or default of the same or a different nature, nor affect the validity of any part hereof, nor the right of either party thereafter to enforce the same, nor constitute a novation or laches.

(i)

Ethics.  Each party agrees that no part of the consideration paid pursuant to this Agreement shall be offered, paid or payable, directly or indirectly, to any governmental official, political party or official thereof, or any candidate for political office, for the purpose of influencing any act or decision of such person or party or inducing such person or party to use his or its influence to affect or influence any act or decision of any national, state or local government or instrumentality thereof.  For the purposes of this Section (i), the term "governmental official" shall include any officer or employee of a national, state or local government, or any department, agency or instrumentality thereof, or any person acting in an official capacity of or on behalf of such government or department, agency or instrumentality.

(j)

Prevailing Languages. In the event of any conflict of interpretation between this Agreement and any translation, the original English version shall prevail.

(k)

Code of Conduct.  Licensee agrees, on its own behalf and on behalf of any suppliers/third parties/manufacturers ("Third Party Vendors") (i) it shall, at its cost, enroll in, and comply with, all requirements of the Customs-Trade Partnership Against Terrorism ("C-TPAT") and (ii) wherever located, it shall ensure that no child labor will be used in the performance of this Agreement whatsoever.  For this purpose, a "child" shall refer to any person younger than 15 (or 14 where local law allows) or, if higher, the local legal minimum age for employment or the age for completing compulsory education.  Third Party Vendors that are young persons or that are employing young persons who do not fall within the definition of "children" will also comply with any laws and regulations applicable to such persons.  Additionally, all employees will be provided with a safe and healthy workplace environment, and all employees will work on a voluntary basis, and shall not be subject to physical or mental punishment of any kind.  Further, Licensee and all Third Party Vendors shall comply with all local laws, including but not limited to, applicable wage laws and fair employment practices including the practice of non-discrimination on the basis of race, religion, national origin, political affiliation, sexual preference, or gender. Licensee and all Third Party Vendors will, at a minimum, comply with all applicable wage and hour laws and regulations, including those relating to minimum wages, overtime, maximum hours, piece rates and other elements of compensation, and provide legally mandated benefits. Licensee and Third Party Vendors will further comply with all applicable environmental laws and regulations. Licensee and Third Party Vendors shall submit to reasonable on-site inspections conducted by Licensor or its designated representative, to ensure compliance with all of the provisions of this Section.

(l)

Confidentiality.  This Agreement and the contents hereof constitute a confidential business relationship between the parties.  Each party acknowledges that significant irreparable damage could be done to the other party should the terms of this Agreement as well as any technical, financial, customer, personnel, and/or other business information in written, graphic, oral, visual or other tangible or intangible forms, financial statements and other financial data, specifications, patent applications, records, data, computer programs, drawings, schematics, know-how, notes, models, reports, and samples of a party (together, “Confidential Information”) become public knowledge.  Each party agrees that it will not reveal the terms of this Agreement or any Confidential Information to any third party (excluding employees, agents, attorneys, accountants and others to whom Licensor or Licensee has a legal obligation to disclose and, provided that the other party is given, to the extent reasonably practicable, an opportunity to review and comment, excluding other legally required disclosures), and each party shall exercise reasonable precautions to ensure that it or any of the foregoing persons shall not allow the terms of this Agreement or any Confidential Information to become public knowledge.  If either party is directed by legal process to disclose such information to any third party, each party shall notify the other party at least fifteen (15) days (or, if less than 15 days, as much time as is possible under the time constraints imposed by the applicable legal process) prior to disclosing the information.  Additionally, the parties agree that Confidential Information shall not be used by the receiving party for any purpose other than as expressly provided for herein.

20.

N/A

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, and intending to be legally bound thereby the parties hereto have caused this instrument to be duly executed as of the day and year first above written.

MARVEL CHARACTERS B.V.

By:  /s/ Isaac Perlmutter

Name:  Isaac Perlmutter

Title:     Authorized Representative

Date:    February 17, 2009

SPIDER-MAN MERCHANDISING L.P.

By:

Marvel Characters, Inc. as General Partner

By:  /s/ Isaac Perlmutter

Name:  Isaac Perlmutter

Title:     Chief Executive Officer

Date:    February 17, 2009

HASBRO, INC.

By:   /s/ Brian Goldner

Name:  Brian Goldner

Title:     Chief Executive Officer

Date:    February 17, 2009

By:/s/ David D.R. Hargreaves

Name:David D.R. Hargreaves

Title:Chief Operating Officer and Chief Financial Officer

Date: February 17, 2009

                                       Attachments:

➢

Exhibit A:

Licensee’s Royalty Report Form

➢

Exhibit B:

Work Made For Hire Letter Form

➢

Exhibit C:

Subcontract Manufacturer Letter Form

➢

Exhibit D:

 Product and Packaging Approval Process and Stages/Policy and  Procedures

➢

Exhibit E:

 Licensing Product Approval Form